Exhibit 10.1

AMENDMENT NO. 2 TO
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) to the Amended and Restated Stockholders Agreement, dated as of February 15, 2012, as amended by that certain Amendment No. 1 on January 14, 2013 (the “Stockholders Agreement”), by and among GSE Holding, Inc., a Delaware corporation, Code Hennessy & Simmons IV LP, CHS Associates IV and the other stockholders named therein, is made and entered into as of this 10th day of July, 2013. Capitalized terms used herein and not defined shall have the meanings specified in the Stockholders Agreement.

WHEREAS, in accordance with Section 8 of the Stockholders Agreement, the parties hereto wish to amend the Stockholders Agreement as provided herein.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Removal of Stockholders.  Each of Mark C. Arnold, Michael G. Evans, Richard E. Goodrich, Robert C. Griffin and Charles A. Sorrentino is hereby released and removed as a party to the Stockholders Agreement and shall cease to be entitled to any rights, or be subject to any obligations, thereunder.

2.  No Other Amendments.  Except as expressly amended hereby, the provisions of the Stockholders Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Any reference in the Stockholders Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import, and any other document, instrument or agreement that refers to the Stockholders Agreement, shall be deemed to refer to the Stockholders Agreement as amended by this Amendment. This Amendment shall be effective as of the date hereof.

3.  Governing Law.  This Amendment shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

4.  WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS COMPLAINT IN CONNECTION WITH ANY ACTION OR OTHER PROCEEDING BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY OR PARTIES HERETO WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED TO THIS AMENDMENT OR ANY PORTION THEREOF, WHETHER BASED UPON CONTRACTUAL, STATUTORY, TORTIOUS OR OTHER THEORIES OF LIABILITY. EACH PARTY REPRESENTS THAT IT HAS CONSULTED WITH COUNSEL REGARDING THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF ITS RIGHT TO A JURY TRIAL.

5.  Counterparts.  This Amendment may be executed in any number of counterparts, and by facsimile, photo or other electronic means, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

GSE HOLDING, INC.

By:	/s/ Charles A. Sorrentino
Name:	Charles A. Sorrentino
Title:	Interim President & Chief Executive Officer

CODE HENNESSY & SIMMONS IV LP

By:	CHS Management IV LP
Its:	General Partner

By:	CHS Capital LLC
Its:	General Partner

By:	/s/ Marcus J. George
Name:	Marcus J. George
Title:	Partner

CHS ASSOCIATES IV

By:	CHS Capital LLC
Its:	General Partner

By:	/s/ Marcus J. George
Name:	Marcus J. George
Title:	Partner

By:	/s/ Michael G. Evans
Name:	Michael G. Evans

[Signature Page to Amendment No. 2 to Amended and Restated Stockholders Agreement]

By:	/s/ Richard E. Goodrich
Name:	Richard E. Goodrich

By:	/s/ Robert C. Griffin
Name:	Robert C. Griffin

By:	/s/ Charles A. Sorrentino
Name:	Charles A. Sorrentino

By:	/s/ Mark C. Arnold
Name:	Mark C. Arnold

[Signature Page to Amendment No. 2 to Amended and Restated Stockholders Agreement]